Exhibit 10.1

SECOND AMENDMENT

TO

AGREEMENT

This Second Amendment to Agreement (this “Amendment”), dated as of November 8, 2004 (the “Effective Date”), amends that certain Agreement, dated as of August 18, 2003, as amended by the First Amendment to Agreement, dated September 23, 2004 (the “Original Agreement”), between Monitronics International, Inc. (the “Company”) and James R. Hull, individually (“Hull”).

A. The parties entered into the Original Agreement pursuant to which, among other things, the Company granted Hull the Put Option exercisable at the Put Price.

B. The parties desire to amend the Original Agreement to correct the typographical error in paragraph 3 regarding the date for the Company’s delivery of the Put Price calculation to Hull.

NOW THEREFORE, in consideration of the premises and the agreements herein contained, and intending to be bound hereby, the parties hereby agree as follows:

1.	Amendment of Original Agreement.

1.01 The third sentence of Paragraph 3 of the Original Agreement shall be amended by replacing the reference to September 30, 2003 therein with “September 30, 2004” and replacing the reference to September 30, 2007 therein with “September 30, 2008.”

2.	Miscellaneous.

2.01 Effect. Except as amended hereby, the Original Agreement shall remain in full force and effect.

2.02 Defined Terms. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Original Agreement unless the context clearly indicates or dictates a contrary meaning.

2.03 Governing Law. This Amendment and all rights of the parties hereunder shall be governed by the laws of the State of Texas.

2.04 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Amendment by signing any of such counterparts.

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IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date first above written.

MONITRONICS INTERNATIONAL, INC.

By:	/s/ JAMES R. HULL
Name:	James R. Hull
Title:	President and Chief Executive Officer

/s/ JAMES R. HULL
James R. Hull